Klaviyo Delivers Outstanding 2025 Results: 32% Revenue Growth, Record Fourth Quarter and Raised Fiscal Year 2026 Outlook

Fourth quarter revenue of $350.2 million, representing 30% year-over-year growth
Full year revenue of $1.2 billion, representing 32% year-over-year growth

BOSTON, February 10, 2026 — Klaviyo (NYSE: KVYO), the B2C CRM, today announced results for its fourth quarter and fiscal year ended December 31, 2025.

“2025 was a breakout year for Klaviyo. More businesses are relying on us as the actionable infrastructure for understanding their consumers and delivering exceptional customer experiences,” said Andrew Bialecki, co-founder and co-CEO of Klaviyo. “The future of consumer engagement is autonomous, and brands are choosing Klaviyo because real-time data, personalization and automation together deliver faster execution, higher-quality experiences, and clear economic upside.”

Recent Business Highlights:
●Expanded integrations into major AI platforms with launch of Klaviyo App in ChatGPT, giving marketers the ability to access their Klaviyo data, get insights and generate campaigns without leaving the app.
●Combined Klaviyo’s B2C CRM in partnership with Accenture Song to drive faster and more integrated customer outcomes for some of the largest brands in the world like Stanley 1913.
●Closed new and expanded existing customer accounts, such as Bayer, KIKO Milano, Nine West, and TaylorMade, during the quarter ended December 31, 2025.
●Over 193,000 customers are using Klaviyo to drive their own revenue growth at the end of fiscal year 2025, compared to over 167,000 customers at the end of fiscal year 2024.
●Enterprise and mid-market momentum continues, with the number of customers generating over $1 million of ARR doubling year over year and the number of customers generating over $50,000 of ARR growing 37% to 3,912, compared to 2,850 at the end of fiscal year 2024.
●Expansion from existing customers remained strong with NRR of 110% as of December 31, 2025, an increase of two percentage points year over year.
●Strong cross-sell with the number of SMB+ customers using text messaging and WhatsApp growing to 29.6% compared to 26.1% at the end of fiscal year 2024.
●Drove continued international expansion with 42% year-over-year revenue growth in fiscal year 2025 outside of the Americas, supported by investments in deeper localizations including new regional hubs in Dublin and Singapore to support international growth.

“Our results reflect strong execution and growing demand, with 32% annual revenue growth, expanding operating margins, and strong cash flow,” said Amanda Whalen, CFO of Klaviyo. “The shift toward autonomous customer experiences is reinforcing the durability of our model and accelerating our growth across multi-product adoption, enterprise wins, international expansion, and increased AI adoption, giving us confidence in our path to continued growth in 2026.”

Financial Highlights:

$ in millions (except per share amounts)

	Q4 FY25	FY25
Revenue	$350.2	$1,234.0
YoY Growth	30%	32%
Gross Profit	$252.8	$921.5
Gross Margin	72%	75%
Non-GAAP Gross Profit	$254.9	$930.4
Non-GAAP Gross Margin	73%	75%
Operating Loss	$(1.8)	$(67.8)
Operating Margin	(1)%	(5)%
Non-GAAP Operating Income	$51.0	$169.2
Non-GAAP Operating Margin	15%	14%
Net income (loss) per share, basic	$0.02	$(0.11)
Net income (loss) per share, diluted	$0.02	$(0.11)
Non-GAAP net income per share, basic	$0.20	$0.71
Non-GAAP net income per share, diluted	$0.19	$0.67
Cash from Operating Activities	$93.2	$218.0
Free Cash Flow	$87.4	$200.4

Financial Outlook

$ in millions	FY26-Q1 Guidance		FY26 Guidance
	Low	High	Low	High
Revenue	$346	$350	$1,501	$1,509
Year-over-year Growth Rate	23.5%	25.0%	21.5%	22.5%

Non-GAAP Operating Income	$50	$53	$218	$224
Non-GAAP Operating Margin	14.5%	15.0%	14.5%	15.0%

Fully Diluted Shares Outstanding (Millions)	307		312

Klaviyo has not provided a reconciliation of non-GAAP operating income guidance measures to the most directly comparable GAAP measures because certain items excluded from GAAP cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort. Stock-based compensation-related charges, including employer payroll tax-related items on employee stock transactions, are impacted by the timing of employee stock transactions, the future fair market value of our common stock, and our future hiring and retention needs, all of which are difficult to predict and subject to constant change.

Dilutive Securities
Klaviyo has various dilutive securities. The table below details these securities (shares in millions; rounding differences may occur):

	Price as of December 31, 2025	Weighted Average Exercise Price	Shares
Share price	$32.47
Common stock outstanding as of 12/31/2025			304.2
Warrants outstanding			2.4
RSUs outstanding			14.6
Options outstanding		$2.27	2.2
ESPP outstanding			0.2
Total estimated fully diluted shares			323.6

We have excluded the impact of the Shopify investment option of 15,743,174 shares at $88.93 per share as it was out of the money as of December 31, 2025. The investment option expires on July 28, 2030.

Conference Call Information
In conjunction with this announcement, Klaviyo will host a conference call for investors at 4:30 p.m. ET (1:30 p.m. PT) today to discuss the results for its fourth quarter and fiscal year ended December 31, 2025 and its outlook for its first quarter ending March 31, 2026 and fiscal year ending December 31, 2026. The live webcast and a replay of the webcast will be available at the Investor Relations section of Klaviyo’s website: https://investors.klaviyo.com (live and replay).

Select Defined Terms
Customers. We define a customer as a distinct paid subscription to our platform. A single organization could have multiple discrete contracting divisions or subsidiaries or brands each with paid subscriptions to our platform, which would, in general, constitute multiple distinct customers. In some cases at the customer’s request, we allow subscriptions under the same parent organization to be consolidated into a single paid subscription in which case such consolidated paid subscriptions would constitute a single customer. We measure our total number of customers as a point-in-time calculation measured as of the end of a particular period. Customers do not include persons or entities that use our platform on a free trial basis.

Customers Generating Over $50,000 of ARR. We calculate our number of customers generating over $50,000 of ARR (as defined below) as those customers that have an average ARR of greater than $50,000 over the prior twelve months (or the entire duration of the customer’s paying relationship, if it is less than twelve months) as of the date of determination. We believe the number of customers generating over $50,000 of ARR is a key performance metric to help investors and others understand and evaluate our results of operations in the same manner as our management team, as it is an indicator of our ability to grow the number of customers that are exceeding this ARR threshold, both from our existing customers expanding their usage of our platform and from our sales to larger customers. We believe this is an important indicator of our ability to continue to successfully move up market.

Customers Generating Over $1,000,000 of ARR. We calculate our number of customers generating over $1,000,000 of ARR as those customers that have an average ARR of greater than $1,000,000 over the prior twelve months (or the entire duration of the customer’s paying relationship, if it is less than twelve months) as of the date of determination.

Dollar-Based Net Revenue Retention Rate. We calculate our Dollar-Based Net Revenue Retention Rate (“NRR”) by first identifying the cohort of customers as of twelve months prior to the date of determination. We then calculate the Annualized Recurring Revenue (“ARR”) from this customer cohort as of twelve months prior to the date of determination (the “Prior Period ARR”) and the ARR from this customer cohort as of the date of determination (the “Current Period ARR”). ARR, for any date of determination, is the annualized value of existing paid subscriptions, which we calculate by taking the amount of revenue that we expect to receive in the next monthly period for our existing paid subscriptions, assuming no changes to such subscriptions in the next month, as of that date of determination, and multiplying that amount by twelve. Current Period ARR includes any expansion, price increases, and customer subscriptions that are deactivated and subsequently reactivated during the applicable twelve-month period and reflects contraction or attrition over the last twelve months from this customer cohort, but excludes any ARR from new customers in the current period. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at the point-in-time NRR. We then calculate the weighted average point-in-time NRR as of the last day of each month in the current trailing twelve-month period to arrive at the NRR, with the weightings determined by the total ARR at the end of each period. We believe NRR is a key performance metric to help investors and others understand and evaluate our results of operations in the same manner as our management team, as it represents the expansion in usage of our platform by our existing customers, which is an important measure of the health of our business and future growth prospects. We measure Dollar-Based Net Revenue Retention Rate to measure this growth.

About Klaviyo
Klaviyo (CLAY-vee-oh) is an autonomous B2C CRM that powers more valuable customer experiences. We unify a flexible, scalable data platform, intelligence that gets smarter with every interaction, and action across Marketing and Service to help businesses turn real-time customer data into personalization at scale. High-growth enterprises like Mattel, TaylorMade, Glossier, Liquid Death, Daily Harvest and more than 193,000 other paying customers leverage Klaviyo’s actionable infrastructure and our more than 350 integrations to deliver measurable outcomes through faster, higher-quality experiences.

Source: Klaviyo, Inc.

Contact

Investor Relations
Ryan Flaim
ir@klaviyo.com

Press
Amy Hufft

press@klaviyo.com

Forward Looking Statements
This press release includes certain “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Other than statements of historical facts, all statements contained in this press release, including, but not limited to, statements about Klaviyo’s outlook for the first quarter of fiscal year 2026 ending March 31, 2026 and the full fiscal year ending December 31, 2026, and Klaviyo’s expectations regarding possible or assumed business strategies, potential growth and innovation opportunities, new products, potential market opportunities, use of artificial intelligence and machine learning, and other similar matters, are forward-looking statements. Words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “going to,” “guidance,” “intend,” “keep,” “may,” “opportunity,” “outlook,” “plan,” “potential,” “predict,” “project,” “shall,” “should,” “strategy,” “target,” “will,” “would,” or words of similar meaning or similar references to future periods may identify these forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements reflect management’s beliefs, expectations and assumptions about future events as of the date hereof, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. These risks include, among others, the following: our ability to achieve future growth and sustain our growth rate; our ability to successfully execute our business and growth strategy, such as the success of our investment in our key growth initiatives and our ability to recognize effective areas for growth; our ability to successfully integrate with third-party platforms; our relationships with third parties, such as our marketing agency and technology partners; unfavorable conditions in our industry; our ability to attract new customers, including mid-market and enterprise customers, retain revenue from existing customers and increase sales from both new and existing customers; our ability to leverage artificial intelligence and machine learning in our products; our ability to sustain strong international growth; the success of our marketing and sales strategies; costs and expenses associated with being a public company; the impact of macroeconomic factors, including tariffs; as well as other risks and uncertainties set forth under the caption “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “SEC”), and the other filings and reports we make with the SEC from time to time, which may be obtained on our Investor Relations website at https://investors.klaviyo.com and on the SEC website at www.sec.gov. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor(s) may cause actual results or outcomes to differ materially from those contained in any forward-looking statements we may make. In light of the risks, uncertainties, assumptions, and other factors, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Therefore, you should not rely on any of the forward-looking statements. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. Other than as required by law, we assume no obligation to update any forward-looking statements contained in this press release in the event of new information, future developments or otherwise.

Statement Regarding Use of Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with generally accepted accounting principles in the United States (GAAP), this press release and the accompanying tables contain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share, basic, non-GAAP net income per share, diluted, free cash flow, and free cash flow margin. The non-GAAP financial information is presented for supplemental informational purposes only and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please see the accompanying tables for reconciliations of these non-GAAP financial measures to their nearest GAAP equivalents.

Our non-GAAP gross profit, non-GAAP operating income, non-GAAP operating expenses, and non-GAAP net income exclude certain significant expenses and income that are required by GAAP to be recorded in our consolidated financial statements. These may include, among others, (i) material amortization of prepaid marketing expenses, (ii) stock-based compensation and related employer payroll taxes, and (iii) significant, one-time restructuring expenses. Our non-GAAP gross margin is calculated as non-GAAP gross profit divided by total revenue. Our non-GAAP operating margin is calculated as non-GAAP operating income divided by total revenue. Our non-GAAP net income per share, basic, is calculated as non-GAAP net income divided by weighted average shares outstanding - basic for purposes of calculating non-GAAP net income per share. Our non-GAAP net income per share, diluted, is calculated as non-GAAP net income divided by weighted average shares outstanding - diluted for purposes of calculating non-GAAP net income per share. Free cash flow is defined as cash and cash equivalents provided by or used in operating activities less purchases of property and equipment and capitalization of software development costs. Free cash flow margin is a non-GAAP financial measure that is calculated as free cash flow divided by total revenue.

Stock-based compensation expense includes the net effects of capitalization and amortization of stock-based compensation expense related to capitalized software. Stock-based compensation expense has been, and will continue to be for the foreseeable future, a significant recurring expense in our business and an important part of the compensation provided to our employees. Because of varying available valuation methodologies, subjective assumptions, and the variety of equity instruments that can impact a company’s non-cash expenses, we believe that providing non-GAAP financial measures that exclude stock-based compensation expense allows for meaningful comparisons between our operating results from period to period. When evaluating the performance of its business and making operating plans, Klaviyo does not consider these items (for example, when considering the impact of equity award grants, the company places a greater emphasis on the amount of overall stockholder dilution than the accounting charges associated with such grants). The amount of employer payroll tax-related items on employee stock transactions is dependent on restricted stock unit settlements, option exercises, related stock price, and other factors that are beyond Klaviyo’s control and that do not correlate to the operation of the business. The expense related to amortization of prepaid marketing expense of warrants issued to Shopify is dependent upon estimates and assumptions; therefore, Klaviyo believes non-GAAP measures that adjust for the amortization of prepaid marketing expense provide investors a consistent basis for comparison across accounting periods. Klaviyo believes that the economic impact of the partnership is best measured in the form of stockholder dilution and as such we have provided a reconciliation that shows the full dilutive impact of all outstanding equity instruments. Overall, Klaviyo believes it is useful to exclude these expenses in order to better understand the long-term performance of its core business and to facilitate comparison of its results period-over-period and to those of peer companies. All of these non-GAAP financial measures are important tools for financial and operational decision-making and for evaluating Klaviyo’s own operating results over different periods of time.

We believe that all these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects and allow for greater transparency with respect to decision making by our management, who use these measures as important tools for financial and operational decision-making and for evaluating Klaviyo’s own operating results over different periods of time.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures versus their nearest GAAP equivalents. Other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Further, stock-based compensation expense has been, and will continue to be for the foreseeable future, a significant recurring expense in Klaviyo’s business and an important part of the compensation provided to attract and retain its employees to create long-term incentive alignment with stockholders.

Klaviyo, Inc.
Consolidated Balance Sheet
(In Thousands)
	As of
	December 31, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$1,064,875	$881,473
Restricted cash	738	375
Accounts receivable, net of allowance for doubtful accounts	60,714	43,095
Deferred contract acquisition costs, current	29,634	20,544
Prepaid expenses and other current assets	50,115	34,262
Total current assets	1,206,076	979,749
Property and equipment, net	80,341	48,200
Right-of-use assets, net	101,126	42,917
Deferred contract acquisition costs, non-current	47,769	32,527
Restricted cash, non-current	—	739
Prepaid marketing expense	132,849	153,346
Other non-current assets	12,443	15,830
Total assets	$1,580,604	$1,273,308
Liabilities, redeemable common stock, and stockholders' equity
Current liabilities:
Accounts payable	$29,072	$14,579
Accrued expenses	125,159	99,828
Lease liabilities, current	24,757	20,989
Deferred revenue	103,245	64,497
Total current liabilities	282,233	199,893
Lease liabilities, non-current	95,991	32,449
Other non-current liabilities	5,820	6,979
Total liabilities	384,044	239,321
Stockholders' equity
Preferred stock	—	—
Common stock - Series A	144	89
Common stock - Series B	160	184
Additional paid-in capital	2,073,209	1,878,899
Accumulated deficit	(876,953)	(845,185)
Total stockholders' equity	1,196,560	1,033,987
Total liabilities, redeemable common stock, and stockholders' equity	$1,580,604	$1,273,308

Klaviyo, Inc.
Consolidated GAAP Statement of Operations
(In Thousands, Except Share and Per Share Data)

	Three Months Ended December 31,
	2025	2024
Revenue	$350,195	$270,164
Cost of revenue	97,444	71,738
Gross profit	252,751	198,426
Operating expenses:
Selling and marketing	128,431	117,832
Research and development	76,733	70,858
General and administrative	49,433	44,390
Total operating expenses	254,597	233,080
Operating loss	(1,846)	(34,654)
Other (expense) income	(511)	526
Interest income	10,089	9,553
Total other income	9,578	10,079
Income (loss) before income taxes	7,732	(24,575)
Provision for income taxes	704	2,398
Net income (loss)	$7,028	$(26,973)

Net income (loss) per share attributable to Series A and Series B common stockholders
Basic	$0.02	$(0.10)
Diluted	$0.02	$(0.10)

Weighted average common shares outstanding
Basic	303,024,003	270,839,378
Diluted	307,243,102	270,839,378

Klaviyo, Inc.
Consolidated GAAP Statement of Operations
(In Thousands, Except Share and Per Share Data)

	Year Ended December 31,
	2025	2024
Revenue	$1,234,019	$937,464
Cost of revenue	312,523	221,305
Gross profit	921,496	716,159
Operating expenses:
Selling and marketing	506,241	404,209
Research and development	291,209	238,459
General and administrative	191,804	157,569
Total operating expenses	989,254	800,237
Operating loss	(67,758)	(84,078)
Other (expense) income	(2,162)	816
Interest income	39,402	39,582
Total other income	37,240	40,398
Loss before income taxes	(30,518)	(43,680)
Provision for income taxes	1,250	2,462
Net loss	$(31,768)	$(46,142)

Net loss per share attributable to Series A and Series B common stockholders, basic and diluted	$(0.11)	$(0.17)
Weighted average common shares outstanding, basic and diluted	290,896,895	266,336,826

Klaviyo, Inc.
Consolidated Statement of Cash Flows
(In Thousands)
	Three Months Ended December 31,
	2025	2024
Operating activities
Net income (loss)	$7,028	$(26,973)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization expense	5,506	4,946
Non-cash operating lease costs	6,509	3,120
Amortization of deferred contract acquisition costs	8,423	5,911
Amortization of prepaid marketing expense	13,224	13,224
Loss on disposal of property and equipment	147	203
Bad debt expense	160	610
Stock-based compensation expense	37,863	34,522
Deferred income tax	(1,561)	1,117
Other	—	10
Changes in operating assets and liabilities:
Accounts receivable	369	(9,242)
Deferred contract acquisition costs	(19,116)	(9,949)
Prepaid expenses, prepaid taxes, and other assets	(5,057)	(3,275)
Accounts payable	5,283	2,182
Accrued expenses	26,207	36,851
Deferred revenue	15,319	11,565
Operating lease liabilities	(6,370)	(4,917)
Other non-current liabilities	(774)	184
Net cash provided by operating activities	93,160	60,089
Investing activities
Acquisition of property and equipment	(2,466)	(2,346)
Capitalization of software development costs	(3,246)	(3,282)
Net cash used in investing activities	(5,712)	(5,628)
Financing activities
Proceeds from exercise of common stock awards	471	3,497
Cash paid for finance leases	—	(3)
Proceeds from exercise of warrants	5	4
Employee taxes paid related to net share settlement of stock-based awards	(4,920)	(4,401)
Proceeds from employee stock purchase plan	1,604	1,131
Net cash (used in) provided by financing activities	(2,840)	228
Net increase in cash, cash equivalents, and restricted cash	84,608	54,689
Cash, cash equivalents, and restricted cash, beginning of period	981,005	827,898
Cash, cash equivalents, and restricted cash, end of period	$1,065,613	$882,587

Klaviyo, Inc.
Consolidated Statement of Cash Flows
(In Thousands)
	Year Ended December 31,
	2025	2024
Operating activities
Net loss	$(31,768)	$(46,142)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization expense	18,598	17,717
Non-cash operating lease costs	24,754	12,682
Amortization of deferred contract acquisition costs	29,949	19,752
Amortization of prepaid marketing expense	52,897	52,897
Gain on derecognition of asset retirement obligation	(588)	—
Loss on disposal of property and equipment	776	235
Bad debt expense	2,044	741
Stock-based compensation expense	162,031	135,212
Deferred income tax	(3,062)	559
Other	—	10
Changes in operating assets and liabilities:
Accounts receivable	(19,663)	(20,761)
Deferred contract acquisition costs	(54,281)	(34,448)
Prepaid expenses, prepaid taxes, and other assets	(6,796)	(17,296)
Accounts payable	12,034	113
Accrued expenses	17,534	36,169
Deferred revenue	38,741	24,397
Operating lease liabilities	(23,846)	(16,722)
Other non-current liabilities	(1,347)	840
Net cash provided by operating activities	218,007	165,955
Investing activities
Acquisition of property and equipment	(9,485)	(5,921)
Capitalization of software development costs	(18,980)	(11,305)
Acquisition of business	(2,031)	—
Net cash used in investing activities	(30,496)	(17,226)
Financing activities
Proceeds from exercise of common stock options	2,203	9,741
Cash paid for finance leases	—	(19)
Proceeds from exercise of warrants	15	14
Employee taxes paid related to net share settlement of stock-based awards	(17,975)	(23,665)
Proceeds from employee stock purchase plan	11,272	8,130
Net cash used in financing activities	(4,485)	(5,799)
Net increase in cash, cash equivalents, and restricted cash	183,026	142,930
Cash, cash equivalents, and restricted cash, beginning of year	882,587	739,657
Cash, cash equivalents, and restricted cash, end of year	$1,065,613	$882,587

Klaviyo, Inc.
Reconciliation of Gross Profit to Non-GAAP Gross Profit
(In Thousands)

	Three Months Ended December 31,
	2025	2024
Gross profit	$252,751	$198,426
Stock-based compensation	2,018	1,885
Employer payroll tax on employee stock transactions	154	261
Non-GAAP gross profit	$254,923	$200,572
Gross margin	72.2%	73.4%
Non-GAAP gross margin	72.8%	74.2%

Klaviyo, Inc.
Reconciliation of Operating Loss to Non-GAAP Operating Income
(In Thousands)

	Three Months Ended December 31,
	2025	2024
Operating loss	$(1,846)	$(34,654)
Stock-based compensation	37,863	34,522
Employer payroll tax on employee stock transactions	1,717	2,054
Amortization of prepaid marketing	13,224	13,224
Non-GAAP operating income	$50,958	$15,146
Operating margin	(0.5)%	(12.8)%
Non-GAAP operating margin	14.6%	5.6%

Klaviyo, Inc.
Reconciliation of Net Income (Loss) to Non-GAAP Net Income
(In Thousands, Except Share and Per Share Data)

	Three Months Ended December 31,
	2025	2024
Net income (loss)	$7,028	$(26,973)
Stock-based compensation	37,863	34,522
Employer payroll tax on employee stock transactions	1,717	2,054
Amortization of prepaid marketing	13,224	13,224
Non-GAAP net income	$59,832	$22,827

Non-GAAP net income per share attributable to Series A and Series B common stockholders:
Basic	$0.20	$0.08
Diluted	$0.19	$0.07

Shares used in non-GAAP per share calculations:
Basic	303,024,003	270,839,378
Diluted	307,243,102	304,521,874

Klaviyo, Inc.
Reconciliation of Operating Expenses to Non-GAAP Expenses
(In Thousands)

	Three Months Ended December 31,
	2025	2024
Selling and marketing	$128,431	$117,832
Stock-based compensation	(9,203)	(10,929)
Employer payroll tax on employee stock transactions	(912)	(705)
Amortization of prepaid marketing	(13,224)	(13,224)
Non-GAAP Selling and marketing	$105,092	$92,974

Research and development	$76,733	$70,858
Stock-based compensation	(18,010)	(13,014)
Employer payroll tax on employee stock transactions	(404)	(923)
Non-GAAP Research and development	$58,319	$56,921

General and administrative	$49,433	$44,390
Stock-based compensation	(8,632)	(8,694)
Employer payroll tax on employee stock transactions	(247)	(165)
Non-GAAP General and administrative	$40,554	$35,531

Total operating expenses	$254,597	$233,080
Stock-based compensation	(35,845)	(32,637)
Employer payroll tax on employee stock transactions	(1,563)	(1,793)
Amortization of prepaid marketing	(13,224)	(13,224)
Non-GAAP Total operating expenses	$203,965	$185,426

Klaviyo, Inc.
Reconciliation of Operating Cash Flow to Free Cash Flow
(In Thousands)
	Three Months Ended December 31,
	2025	2024
Cash Provided by operating activities	$93,160	$60,089
Acquisition of property and equipment	(2,466)	(2,346)
Capitalization of software development costs	(3,246)	(3,282)
Free cash flow	$87,448	$54,461
Operating cash flow margin	26.6%	22.2%
Free cash flow margin	25.0%	20.2%

Klaviyo, Inc.
Reconciliation of Gross Profit to Non-GAAP Gross Profit
(In Thousands)

	Year Ended December 31,
	2025	2024
Gross profit	$921,496	$716,159
Stock-based compensation	7,891	8,917
Employer payroll tax on employee stock transactions	1,035	863
Non-GAAP gross profit	$930,422	$725,939
Gross margin	74.7%	76.4%
Non-GAAP gross margin	75.4%	77.4%

Klaviyo, Inc.
Reconciliation of Operating Loss to Non-GAAP Operating Income
(In Thousands)

	Year Ended December 31,
	2025	2024
Operating loss	$(67,758)	$(84,078)
Stock-based compensation	162,031	135,212
Employer payroll tax on employee stock transactions	22,072	8,491
Amortization of prepaid marketing	52,897	52,897
Non-GAAP operating income	$169,242	$112,522
Operating margin	(5.5)%	(9.0)%
Non-GAAP operating margin	13.7%	12.0%

Klaviyo, Inc.
Reconciliation of Net Loss to Non-GAAP Net Income
(In Thousands, Except Share and Per Share Data)

	Year Ended December 31,
	2025	2024
Net loss	$(31,768)	$(46,142)
Stock-based compensation	162,031	135,212
Employer payroll tax on employee stock transactions	22,072	8,491
Amortization of prepaid marketing	52,897	52,897
Non-GAAP net income	$205,232	$150,458

Non-GAAP net income per share attributable to Series A and Series B common stockholders:
Basic	$0.71	$0.56
Diluted	$0.67	$0.50

Shares used in non-GAAP per share calculations
Basic	290,896,895	266,336,826
Diluted	306,265,633	299,068,507

Klaviyo, Inc.

Reconciliation of Operating Expenses to Non-GAAP Expenses
(In Thousands)

	Year Ended December 31,
	2025	2024
Selling and marketing	$506,241	$404,209
Stock-based compensation	(49,725)	(40,907)
Employer payroll tax on employee stock transactions	(3,957)	(2,551)
Amortization of prepaid marketing	(52,897)	(52,897)
Non-GAAP Selling and marketing	$399,662	$307,854

Research and development	$291,209	$238,459
Stock-based compensation	(68,178)	(50,693)
Employer payroll tax on employee stock transactions	(4,221)	(3,566)
Non-GAAP Research and development	$218,810	$184,200

General and administrative	$191,804	$157,569
Stock-based compensation	(36,237)	(34,695)
Employer payroll tax on employee stock transactions	(12,859)	(1,511)
Non-GAAP General and administrative	$142,708	$121,363

Total operating expenses	$989,254	$800,237
Stock-based compensation	(154,140)	(126,295)
Employer payroll tax on employee stock transactions	(21,037)	(7,628)
Amortization of prepaid marketing	(52,897)	(52,897)
Non-GAAP Total operating expenses	$761,180	$613,417

Klaviyo, Inc.
Reconciliation of Operating Cash Flow to Free Cash Flow
(In Thousands)
	Year Ended December 31,
	2025	2024
Cash provided by operating activities	$218,007	$165,955
Acquisition of property and equipment	(9,485)	(5,921)
Capitalization of software development costs	(18,980)	(11,305)
Employer taxes for executive option exercises	10,833	—
Free cash flow	$200,375	$148,729
Operating cash flow margin	17.7%	17.7%
Free cash flow margin	16.2%	15.9%